UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2014

Beam Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

510 Lake Cook Road, Deerfield, Illinois 60015

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 948-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 9, 2014, Beam Inc. (“Beam”) sent a notice to directors and executive officers who are participants in the Beam Retirement Savings Plan (the “Plan”) informing them of a blackout period to be imposed on all transactions involving the Beam Stock Fund under the Plan in connection with the merger (the “Merger”) of Beam with SUS Merger Sub Limited, a wholly-owned subsidiary of Suntory Holdings Limited (“Suntory”), pursuant to which Suntory will acquire all the outstanding common stock of Beam for cash.

The blackout period is necessary for the Plan trustees to clear all pending trades, determine all final share balances and reinvest the cash proceeds. The notice stated that the blackout period would begin five business days immediately preceding the expected completion of the Merger and end four business days after the Plan has received cash for the shares exchanged in the Merger. It is expected that the blackout period will begin during the week of April 20, 2014 and end during the week of May 4, 2014.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of Beam common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Beam Inc., Corporate Secretary, 510 Lake Cook Road, Deerfield, Illinois 60015, or by calling (847) 948-8888.

On April 9, 2014, Beam received notice of the blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974.

On April 9, 2014, Beam sent a notice to its directors and executive officers informing them of the blackout period.

A copy of the notice which was provided to Beam’s directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.04.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Important Notice To Directors and Executive Officers of Beam Inc. Concerning the Blackout Period Under the Beam Retirement Savings Plan, dated April 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014	BEAM INC.

	By:	/s/ Kenton R. Rose
Kenton R. Rose
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Important Notice To Directors and Executive Officers of Beam Inc. Concerning the Blackout Period Under the Beam Retirement Savings Plan, dated April 9, 2014

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